UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 7, 2005

                              INTEGRATED DATA CORP.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

     Delaware                     0-31729                     23-2498715
   ------------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)

          220 Commerce Drive, Suite 300, Fort Washington, PA  19034
          ---------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

                                484-212-4137
                                ------------
             (Registrant's telephone number, including area code)


       625 W. Ridge Pike, Suite C-106, Conshohocken, Pennsylvania 19428
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

--------------------------
FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
--------------------------


Item 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)  Previous Independent Auditors
     -----------------------------

     (i) On November 7, the Board of Directors of Integrated Data Corp. (the "Company") accepted the resignation of Cogen Sklar, LLP, ("Cogen Sklar") as independent auditor for the Company.

    (ii) Management of the Company has not had any disagreements with Cogen Sklar related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the two years ended June 30, 2004 and 2003 and through the acceptance of Cogen Sklar's resignation on November 7, 2005, there has been no disagreement between the Company and Cogen Sklar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Cogen Sklar would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

   (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Cogen Sklar's audits of the Company's financial statements on Form 10-K for the years ending June 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

    (iv) In connection with its review of financial statements through March 31, 2005, there have been no disagreements with Cogen Sklar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cogen Sklar would have caused them to make reference thereto in their report on the financial statements.

     (v) During the most recent review period and the interim period subsequent to November 7, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

    (vi) The Company requested that Cogen Sklar furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)  New Independent Auditors
     ------------------------

     (i) The Company engaged, Webb & Company, P.A. of Boynton Beach, Florida, as its new independent auditors as of November 8, 2005. Prior to such date, the Company, did not consult with Webb & Company, P.A. regarding
(i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Webb & Company, P.A. or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.


Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements:

       None.

(b)  Exhibits:

       Exhibit 23.1  Letter from Cogen Sklar LLP

                                  Signatures
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGRATED DATA CORP.
                                          ---------------------
                                          (Registrant)

Date:  November 14, 2005
       -----------------

                                          By: /s/David C. Bryan
                                              --------------------
                                              David C. Bryan
                                              Chief Executive Officer &
                                              President